SCHEDULE 14A INFORMATION


Proxy Statement Pursuant to Section 14(a) of the Securities and Exchange Act of 1934

                                (Amendment No. )

Filed by the Registrant (x)
Filed by a Party other than the Registrant ( )
Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ]  Confidential, for use of the Commission Only
     (as permitted by Rule 14a-6(e)(2))
[x]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                            PUBLIX SUPER MARKETS, INC.
                ----------------------------------------------
               (Name of Registrant as Specified in its Charter)

    ----------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[x] No fee required.
[ ] Fee computed on the table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    1) Title of each class of securities to which transaction applies:

    ----------------------------------------------------------------------------
    2) Aggregate number of securities to which transaction applies:

    ----------------------------------------------------------------------------
    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

    ----------------------------------------------------------------------------
    4) Proposed maximum aggregate value of transaction:

    ----------------------------------------------------------------------------
    5) Total fee paid:

    ----------------------------------------------------------------------------

[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:

    ----------------------------------------------------------------------------

    2) Form, Schedule or Registration Statement No.:

    ----------------------------------------------------------------------------

    3) Filing Party:

    ----------------------------------------------------------------------------

    4) Date Filed:

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

                          PUBLIX SUPER MARKETS, INC.

          Corporate Office                      Mailing Address
         3300 Airport Road                       P.O. Box 407
      Lakeland, Florida 33811               Lakeland, Florida 33802
--------------------------------------------------------------------------------

               2003 Notice of Annual Meeting of Stockholders
                            to be held May 13, 2003



To Our Stockholders:

Notice is hereby given that the Annual Meeting of Stockholders of Publix Super Markets, Inc., a Florida corporation (the "Company"), will be held at the corporate office of the Company, 3300 Airport Road, Lakeland, Florida, on Tuesday, May 13, 2003, at 9:30 a.m. for the following purposes:

      1. To elect a Board of Directors;

      2. To transact such other business as may properly come before the meeting or any adjournments thereof.

Accompanying the Notice of Annual Meeting of Stockholders is a Proxy Statement and a proxy card. Whether or not you plan to attend this meeting, please vote your shares by completing, signing, dating and promptly mailing the enclosed proxy card in the envelope provided.

By order of the Board of Directors:

/s/ John A. Attaway, Jr.
------------------------
John A. Attaway, Jr.
Secretary





Lakeland, Florida
Dated: March 4, 2003

2003 PROXY STATEMENT


GENERAL INFORMATION

This Proxy Statement is being mailed on or about April 10, 2003, to the stockholders of Publix Super Markets, Inc. (the "Company") in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual Meeting of Stockholders to be held on May 13, 2003, or any adjournments thereof. The cost of the enclosed proxy is borne by the Company.

VOTING SECURITIES OUTSTANDING

As of March 4, 2003, there were 190,482,495 shares of common stock of the Company outstanding. Each share is entitled to one vote.

Only holders of common stock of record as of March 4, 2003, will be entitled to vote at the Annual Meeting of Stockholders.

VOTING PROCEDURES

A stockholder giving the enclosed proxy has the power to revoke it at any time before it is exercised by filing a written notice of such revocation or a duly executed proxy bearing a later date with the Secretary of the Company, at the corporate office of the Company, 3300 Airport Road, Lakeland, Florida 33811. The execution of the enclosed proxy will not affect a stockholder's right to vote in person at the meeting should the stockholder later find it convenient to attend the meeting and desire to vote in person.

The proxy cards will be tabulated by employees of the Company. A stockholder attending in person or by proxy will be counted as part of the quorum for the meeting, even if that person abstains or otherwise does not vote on any matter. Directors will be elected by a plurality of the votes cast at the meeting in person or by proxy. A properly executed proxy marked "AUTHORITY WITHHELD" will not be voted for the election of directors (if the name of one or more directors is crossed out, the proxy will not be voted with respect to the director or directors indicated) and will not be counted in determining whether a plurality of votes exists. Any other matter submitted to a vote of the stockholders will be approved if the votes cast in favor of the matter are greater than the votes cast in opposition to the matter. A properly executed proxy where the authority to vote on any such other matter is marked "AUTHORITY WITHHELD" will be considered an abstention and will not be voted. The abstention will have the same effect as does a share that is not present or that is otherwise not voted.

ELECTION OF DIRECTORS

The Company's By-Laws specify that the Board of Directors shall not be less than three nor more than fifteen members. The exact number of directors shall be fixed by resolution of the then authorized number of directors. The Board of Directors has fixed the number of directors at eleven members. The persons designated as nominees for election as a director are Carol Jenkins Barnett, Hoyt R. Barnett, Joan G. Buccino, William E. Crenshaw, Mark C. Hollis, Sherrill
W. Hudson, Charles H. Jenkins, Jr., Howard M. Jenkins, Tina P. Johnson, E. Vane McClurg and Kelly E. Norton. All nominees are currently directors of the Company. Management of the Company recommends a vote FOR all the nominees. The proxies will be voted FOR the election of the eleven nominees unless the stockholder specifies otherwise.

The term of office of the directors will be until the next annual meeting or until their successors shall be elected and qualified. If one or more of the nominees become unable or unwilling to serve at the time of the meeting, the shares represented by proxy will be voted for the remaining nominees and for any substitute nominee(s) designated by the Board of Directors or, if none, the size of the Board will be reduced accordingly. The Board of Directors does not anticipate that any nominee will be unavailable or unable to serve.

INFORMATION ABOUT NOMINEES FOR DIRECTOR

The following information set forth for each of the nominees for election to the Board of Directors includes such person's principal occupation presently and during the last five years, other information, period of service as director of the Company and age.
--------------------------------------------------------------------------------

Carol          Carol Jenkins Barnett
Jenkins        Chairman of the Board and President of Publix Super Markets
Barnett        Charities, Inc.
(Photo)        Director since 1983.  Age 46.


Hoyt R.        Hoyt R. Barnett
Barnett        Vice  Chairman of the Company and Trustee of the  Employee  Stock
(Photo)        Ownership Plan since December  1999.  Previously,  Executive Vice
               President and Trustee of the Profit  Sharing Plan to August 1998,
               Executive Vice President,  Trustee of the Profit Sharing Plan and
               Trustee of the Employee  Stock  Ownership  Plan to January  1999,
               Vice Chairman, Trustee of the Profit Sharing Plan and Trustee of the Employee Stock Ownership Plan to December 1999.
               Director since 1985. Age 59.


Joan G.        Joan G. Buccino
Buccino        Chair of the Social Science  Division since 1997 and Professor of
(Photo)        Economics  since 1991 for  Florida  Southern  College  (Lakeland,
               Florida).  Served  as  Vice  President  and  Interim  Dean of the
               College during 2001. Also has held the Dorotha C. Tanner Chair in
               Ethics in Business and Economics since 1994.
               Director since 2002.  Age 65.


William E.     William E. Crenshaw
Crenshaw       President of the Company.
(Photo)        Director since 1990.  Age 52.


Mark C.        Mark C. Hollis
Hollis         Vice Chairman of the Board of the Company from January 1996 until
(Photo)        retiring in January 1999.
               Director since 1974.  Age 68.


Sherrill       Sherrill W. Hudson
W. Hudson      Managing Partner, Deloitte & Touche LLP, Miami, Florida from 1983
(Photo)        until  retiring  in  August  2002.  He  is  a  certified   public
               accountant  and  serves  on the  Audit  Committee  as  the  Audit
               Committee financial expert and is independent of management.  Mr.
               Hudson was elected to the Board of Directors effective January 1, 2003. Also currently serving as a Director of TECO Energy, Inc.
               and The Standard Register Company.
               Director since 2003.  Age 60.

Charles H.     Charles H. Jenkins, Jr.
Jenkins, Jr.   Chief   Executive   Officer  of  the  Company   since  May  2001.
(Photo)        Previously,  Chairman of the  Executive  Committee  to June 2000,
               Chairman of the Executive Committee and Chief Operating Officer to May 2001.
               Director since 1974.  Age 59.


Howard M.      Howard M. Jenkins
Jenkins        Chairman of the Board of the Company since May 2001.  Previously,
(Photo)        Chairman of the Board and Chief Executive Officer.
               Director since 1977. Age 51.


Tina P.        Tina P. Johnson
Johnson        Senior  Vice  President  of the Company and Trustee of the 401(k)
(Photo)        Plan - Publix Stock Fund (Publix stock portion).
               Director since 1993.  Age 43.


E. Vane        E. Vane McClurg
McClurg        Attorney-at-law,  law office of Hahn, McClurg, Watson, Griffith &
(Photo)        Bush.
               Director since 1988.  Age 61.


Kelly E.       Kelly E. Norton
Norton         Independent   business   advisor  and   consultant.   Previously,
(Photo)        President and Chief Executive Officer of Florida Tile Industries,
               Inc. (formerly Sikes Corporation) from 1982 to 1994. Also served as a Director of Florida Tile Industries, Inc. from 1980 to 1990.
               Director since 2001.  Age 64.



Carol Jenkins Barnett and Howard M. Jenkins are siblings. Hoyt R. Barnett is the husband of Carol Jenkins Barnett and brother-in-law of Howard M. Jenkins. William E. Crenshaw is the nephew of Carol Jenkins Barnett and Howard M. Jenkins. Charles H. Jenkins, Jr. is the cousin of Carol Jenkins Barnett, Howard
M. Jenkins and William E. Crenshaw.

INFORMATION CONCERNING THE BOARD OF DIRECTORS AND ITS COMMITTEES

MEETINGS

The Board of Directors held five meetings during 2002. All directors attended 100% of the Company's Board of Directors and respective committee meetings held in 2002. Prior to the Annual Meeting of Stockholders on May 14, 2002, the Board of Directors consisted of Carol Jenkins Barnett, Hoyt R. Barnett, William E. Crenshaw, Mark C. Hollis, Charles H. Jenkins, Jr., Howard M. Jenkins, Chairman, Tina P. Johnson, E. Vane McClurg and Kelly E. Norton. Subsequent to the Annual Meeting of Stockholders on May 14, 2002, the Board of Directors consisted of Carol Jenkins Barnett, Hoyt R. Barnett, Joan G. Buccino, William E. Crenshaw, Mark C. Hollis, Charles H. Jenkins, Jr., Howard M. Jenkins, Chairman, Tina P. Johnson, E. Vane McClurg and Kelly E. Norton. Sherrill W. Hudson was elected to the Board of Directors effective January 1, 2003. Mr. Hudson did not attend any of the Board of Directors or respective committee meetings held in 2002.

COMMITTEES

The Board of Directors had the following committees during 2002, each of which is described below: Executive, Compensation, Audit, Corporate Governance and Nominating.

The Executive Committee's primary responsibility is to act on behalf of the Board of Directors between meetings of the board. During 2002, the Executive Committee held seven meetings and consisted of Hoyt R. Barnett, William E. Crenshaw, Charles H. Jenkins, Jr., Chairman and Howard M. Jenkins.

The Compensation Committee reviews and sets the salary and benefits structure of the Company with respect to its executive officers. During 2002, the Compensation Committee held two meetings and consisted of Mark C. Hollis, Howard
M. Jenkins, Chairman and Kelly E. Norton.

The Audit Committee has responsibility to the Board of Directors for assessing the processes related to the Company's risks and control environment, overseeing the financial reporting and evaluating the internal and independent audit processes. During 2002, the Audit Committee held six meetings. Prior to the Annual Meeting of Stockholders on May 14, 2002, the Audit Committee held two meetings and consisted of Carol Jenkins Barnett, Mark C. Hollis, E. Vane McClurg and Kelly E. Norton, Chairman. Subsequent to the Annual Meeting of Stockholders on May 14, 2002, the Audit Committee held four meetings and consisted of Joan G. Buccino, Mark C. Hollis, E. Vane McClurg and Kelly E. Norton, Chairman.

The Corporate Governance Committee has responsibility for reviewing and reporting to the Board of Directors on matters of corporate governance such as practices, policies and procedures affecting directors and the Board's operations and effectiveness. During 2002, the Corporate Governance Committee held six meetings. Prior to the Annual Meeting of Stockholders on May 14, 2002, the Corporate Governance Committee held two meetings and consisted of Mark C. Hollis, Tina P. Johnson and E. Vane McClurg, Chairman. Subsequent to the Annual Meeting of Stockholders on May 14, 2002, the Corporate Governance Committee held four meetings and consisted of Joan G. Buccino, Mark C. Hollis, E. Vane McClurg, Chairman and Kelly E. Norton.

The Nominating Committee has responsibility for reviewing and reporting to the Board of Directors on matters of Board nominations. This includes reviewing potential candidates and proposing nominees to the Board of Directors. During 2002, the Nominating Committee held two meetings. There were no meetings of the Nominating Committee in 2002 prior to May 14. Subsequent to the Annual Meeting of Stockholders on May 14, 2002, the Nominating Committee held two meetings and consisted of Hoyt R. Barnett, Mark C. Hollis, Chairman, Howard M. Jenkins and E. Vane McClurg.

COMPENSATION OF DIRECTORS

Non-employee directors receive a quarterly retainer of $10,000 for serving on the Board of Directors. Beginning in 2003, members of the Audit Committee will also receive an additional quarterly retainer of $2,500 for serving on the Audit Committee. The Company has a Non-Employee Directors Stock Purchase Plan for the benefit of eligible directors. Under the plan, non-employee directors may purchase shares of the Company's common stock at the current fair market value during specific time periods directly from the Company. The provisions of this plan are generally the same as the provisions of the Employee Stock Purchase Plan.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth certain information about the shares of the Company's common stock beneficially owned as of March 4, 2003, by each of the Company's nominees for director, each executive officer named in the Summary Compensation Table and all directors and executive officers as a group. Additionally, the table includes the persons (including any group deemed a "person" under Section 13(d)(3) of the Securities Exchange Act of 1934) known by the Company to be a beneficial owner of more than 5% of the Company's outstanding common stock.


                                 Number of Shares of Common
                                    Stock Beneficially                 Percent
Name of Beneficial Owner          Owned as of March 4, 2003 (1)        of Class
--------------------------------------------------------------------------------

Carol Jenkins Barnett                   9,993,286    (2)                 5.25

Hoyt R. Barnett                        58,859,964    (3)                30.90

Joan G. Buccino                             2,290                         *

William E. Crenshaw                       604,702                         *

Mark C. Hollis                          1,354,565    (4)                  *

Sherrill W. Hudson                          1,000                         *

Charles H. Jenkins, Jr.                 1,668,150                         *

Howard M. Jenkins                       6,477,502    (5)                 3.40

Tina P. Johnson                         7,251,476    (6)                 3.81

E.Vane McClurg                          1,644,489    (7)                  *

Kelly E. Norton                             2,300                         *

David P. Phillips                          46,730                         *

Daniel M. Risener                          61,885    (8)                  *

Employee Stock Ownership Plan          57,556,642                       30.22

All directors and executive
    officers as a group (37)           87,068,436    (9)                45.71

SunTrust Bank                          11,061,609    (10)                5.81

Nancy E. Jenkins                       14,638,789    (11)                7.69



* Shares represent less than 1% of common stock.
Note references are explained on page 6.


(1) As used in the table on the preceding page, "beneficial ownership" means the sole or shared voting or investment power with respect to the Company's common stock. Unless otherwise indicated, the individual has sole voting and investment power with respect to the shares shown as beneficially owned. Holdings of officers include shares allocated to their individual accounts in the Company's Employee Stock Ownership Plan (ESOP), over which each officer exercises sole voting power and shared investment power. In accordance with the beneficial ownership regulations, the same shares of common stock may be included as beneficially owned by more than one individual or entity. The address for all beneficial owners except SunTrust Bank is 3300 Airport Road, Lakeland, Florida 33811. The address for SunTrust Bank is 303 Peachtree Street, Atlanta, Georgia 30308.

(2) Includes 1,201,501 shares of common stock which are also shown as beneficially owned by Carol Jenkins Barnett's husband, Hoyt R. Barnett, but excludes all other shares beneficially owned by Hoyt R. Barnett, as to which Carol Jenkins Barnett disclaims beneficial ownership.

(3) Hoyt R. Barnett is Trustee of the ESOP which is the record owner of 57,556,642 shares of common stock over which he has shared investment power. As Trustee, Hoyt R. Barnett exercises sole voting power over 941,022 shares in the ESOP because such shares have not been allocated to participants' accounts. For ESOP shares allocated to participants' accounts, Hoyt R. Barnett will vote the shares as instructed by participants. Additionally, Hoyt R. Barnett will vote the ESOP shares for which no instruction is received. Total shares beneficially owned include
     1,201,501 shares also shown as beneficially owned by his wife, Carol Jenkins Barnett, but exclude all other shares beneficially owned by Carol Jenkins Barnett, as to which Hoyt R. Barnett disclaims beneficial ownership.

(4) Mark C. Hollis has shared voting and investment power over these shares of common stock.

(5) Howard M. Jenkins has sole voting and investment power over 2,282,806 shares of common stock which are held directly, sole voting and investment power over 162,713 shares which are held indirectly, sole voting and shared investment power over 37,967 shares which are held indirectly and shared voting and investment power over 3,994,016 shares which are held indirectly.

(6) Tina P. Johnson is Trustee of the 401(k) Plan - Publix Stock Fund (Publix stock portion) which is the record owner of 7,188,515 shares of common stock over which she has sole voting and shared investment power. Additionally, she is co-trustee of a trust which is the record owner of 18,890 shares of common stock over which she has shared voting and investment power.

(7) E. Vane McClurg is co-trustee of a trust which is the record owner of 582,052 shares of common stock over which he has shared voting and investment power. Total shares beneficially owned exclude 10,000 shares owned by E. Vane McClurg's wife, as to which he disclaims beneficial ownership.

(8) Includes 12,931 shares of common stock over which Daniel M. Risener has shared voting and investment power.

(9) Includes 64,745,157 shares or 33.99% in the ESOP and 401(k) Plan - Publix Stock Fund.

(10) SunTrust Bank has sole voting and investment power over 10,206,824 shares of common stock which are held in trusts and shared voting and investment power over 854,785 shares which are held in trusts.

(11) Nancy E. Jenkins is co-trustee of a trust which is the record owner of 121,951 shares of common stock over which she has shared voting and investment power. She is the sister of Howard M. Jenkins and Carol Jenkins Barnett, aunt of William E. Crenshaw, cousin of Charles H. Jenkins, Jr. and sister-in-law of Hoyt R. Barnett.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Under Section 16 of the Securities Exchange Act of 1934, certain officers, directors and stockholders of the Company are required to file reports of stock ownership and changes therein with the Securities and Exchange Commission. The Company believes that its officers, directors and stockholders complied with the
Section 16 filing requirements except as noted below. A report filed by the following person did not reflect her direct beneficial ownership of certain shares or changes therein: Joan G. Buccino (one Form 4). Upon learning of the omission, Mrs. Buccino promptly filed the necessary report to reflect the required information.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

During 2002, the Company purchased approximately $2,757,000 of food products from Alma Food Imports, Inc., a company owned by Julia Jenkins Fancelli, sister of Howard M. Jenkins, Carol Jenkins Barnett and Nancy E. Jenkins, aunt of William E. Crenshaw, cousin of Charles H. Jenkins, Jr. and sister-in-law of Hoyt
R. Barnett.

During 2002, the Company paid approximately $576,000 to the law office of Hahn, McClurg, Watson, Griffith & Bush for legal services. E. Vane McClurg is a director and continues to provide legal services to the Company.

In the opinion of management, the terms of the foregoing transactions are no less favorable than terms that could have been obtained from unaffiliated parties.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

Compensation Committee members, who were all directors of the Company during 2002, include: Mark C. Hollis, Howard M. Jenkins and Kelly E. Norton. Howard M. Jenkins is Chairman of the Board of the Company. There were no interlocks of the executive officers or directors of the Company serving on the compensation or equivalent committee of another entity which has any executive officer or director serving on the Compensation Committee, other committee or Board of Directors of the Company.

During 2002, the Company purchased approximately $2,757,000 of food products from Alma Food Imports, Inc., a company owned by Julia Jenkins Fancelli, sister of Howard M. Jenkins, Carol Jenkins Barnett and Nancy E. Jenkins, aunt of William E. Crenshaw, cousin of Charles H. Jenkins, Jr. and sister-in-law of Hoyt
R. Barnett.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

The Board's Compensation Committee is responsible for reviewing the salary and benefit structure of the Company with respect to its executive officers. The compensation for the named executive officers, including the Chief Executive Officer (CEO), includes a base salary and an incentive bonus.

The factors considered in determining the base salary include: (1) the overall level of responsibility and the relationship to compensation levels of the Company's management, (2) the compensation levels of supermarket chains in the Company's Peer Group Index, taking into account the size and financial performance of the Company, (3) anticipated competitive operating conditions and
(4) overall economic conditions. Charles H. Jenkins, Jr.'s base salary was increased by approximately 8.2%. This increase includes part of the salary adjustment he received in May 2001 upon his promotion to CEO.

Bonuses are paid generally in the year following the year earned. The incentive bonus plan covers approximately 375 management employees. Under the plan, a bonus pool is established using the current fiscal year earnings before income taxes and incentive bonus of the Company as compared with the prior year. This pool is adjusted upward or downward to reflect actual sales results for the fiscal year in comparison to a sales goal. In general, the bonus pool is allocated among the participating management employees, including the named executive officers, according to base compensation paid during the calendar year. The bonuses are earned for employment during the calendar year and an employee must be employed at the end of the calendar year to participate in the bonus. Although the Company has a defined method for calculating the incentive bonus, the Company's Executive Committee retains the right to alter or discontinue the incentive bonus plan at its discretion at any time, for all employees except executive officers. Any changes to the incentive bonus plan for executive officers is at the discretion of the Compensation Committee.

The compensation earned by the executive officers named in the following table ranks at or near the bottom of compensation earned by comparable positions among the peer group supermarket chains included in the performance graphs on page 10.

This report is submitted by the following members of the Compensation Committee:

Mark C. Hollis, Howard M. Jenkins, Chairman and Kelly E. Norton.

EXECUTIVE COMPENSATION

The following table summarizes the compensation earned by the Company's CEO and the Company's four most highly compensated executive officers other than the CEO who were serving as executive officers at the end of 2002 and for services rendered in all capacities to the Company during the years ended 2002, 2001 and 2000:

SUMMARY COMPENSATION TABLE

                                                                                          Long-Term Compensation
                                                                                    ----------------------------------
                                         Annual Compensation                              Awards               Payouts
                                -------------------------------------               ----------------------     -------
                                                                           Other
                                                                           Annual   Restricted                            All Other
Name and Principal Position                                                Compen-    Stock       Options/     LTIP       Compen-
( ) Years of Service            Year    Salary     Bonus (1)    Total      sation     Award       SARs(#)      Payouts    sation (2)
------------------------------------------------------------------------------------------------------------------------------------


Charles H. Jenkins, Jr. (33)    2002   $447,000    $ 94,790   $541,790        -         -            -            -        $21,041
  Chief Executive Officer       2001    413,000      53,093    466,093        -         -            -            -         18,783
  and Director                  2000    356,800      78,682    435,482        -         -            -            -         22,247

William E. Crenshaw (28)        2002   $375,800    $ 79,692   $455,492        -         -            -            -        $21,041
  President and Director        2001    355,400      45,688    401,088        -         -            -            -         18,783
                                2000    337,900      74,514    412,414        -         -            -            -         22,247

Hoyt R. Barnett (34)            2002   $287,625    $ 60,993   $348,618        -         -            -            -        $21,041
  Vice Chairman and Director    2001    287,625      36,975    324,600        -         -            -            -         18,783
                                2000    279,625      61,663    341,288        -         -            -            -         22,247

David P. Phillips (18)          2002   $254,000    $ 53,863   $307,863        -         -            -            -        $21,041
  Chief Financial Officer       2001    233,700      30,043    263,743        -         -            -            -         18,783
  and Treasurer                 2000    215,200      47,456    262,656        -         -            -            -         22,247

Daniel M. Risener (40)          2002   $245,000    $ 51,954   $296,954        -         -            -            -        $21,041
  Senior Vice President and     2001    238,500      30,660    269,160        -         -            -            -         18,783
  Chief Information Officer     2000    232,000      51,161    283,161        -         -            -            -         22,247


(1) Amounts in this column include bonuses earned in the applicable year but paid in a subsequent year.

(2) Amounts in this column include the Company's contribution to the ESOP and the 401(k) Plan.


OTHER COMPENSATION

The Company has a trusteed, noncontributory defined contribution plan, the ESOP, for the benefit of eligible employees. The amount of the Company's discretionary contribution to the ESOP is determined annually by the Board of Directors and can be made in Company common stock or cash. The Company's contribution to this plan is allocated to all participants on the basis of compensation and the plan does not discriminate, in scope, terms, or operation, in favor of officers or directors of the Company. Amounts earned for 2002, 2001 and 2000 under the plan by the CEO and the four most highly compensated executive officers other than the CEO are listed in the Summary Compensation Table.

The Company has a 401(k) plan for the benefit of eligible employees. The 401(k) plan is a voluntary defined contribution plan. Eligible employees may contribute up to 10% of their eligible annual compensation (8% prior to January 1, 2002), subject to the maximum contribution limits established by Federal law. The Company may make a discretionary annual matching contribution to eligible participants of this plan as determined by the Board of Directors. During 2002, 2001 and 2000, the Board of Directors approved a match of 50% of eligible contributions up to 3% of eligible wages, not to exceed a maximum match of $750 per employee. The match, which is determined as of the last day of the plan year and paid in the subsequent year, is in common stock of the Company.

The Company's group health and dental insurance plans are available to eligible full-time and part-time employees and the group life insurance plan and long-term disability plan are available to eligible full-time employees. These plans do not discriminate, in scope, terms, or operation, in favor of officers or directors of the Company.

All compensation paid to executive officers during 2002, other than cash and compensation pursuant to the plans described above, does not exceed the minimum amounts required to be reported pursuant to the Securities and Exchange Commission rules.

AUDIT COMMITTEE REPORT

During 2002, the Audit Committee of the Company's Board of Directors was comprised of four Board members who were not actively involved in the current management of the Company. Although two of the Audit Committee members are not independent as defined by the New York Stock Exchange, in the opinion of the Board, each Audit Committee member has the ability to make objective decisions independent of the interests of management.

The roles and responsibilities of the Audit Committee are set forth in a written Charter adopted by the Board. The Audit Committee reviews and reassesses the Charter annually and recommends any changes to the Board for approval.

Management is responsible for the Company's internal controls and the financial reporting process. The Company's independent auditors are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with auditing standards generally accepted in the United States of America. The Audit Committee's responsibility is to monitor and oversee these processes as described in the Audit Committee Charter.

The Audit Committee reviewed and discussed with management and the Company's independent auditors the Company's audited consolidated financial statements for the fiscal year ended December 28, 2002. The Audit Committee also discussed with the Company's independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees. The Audit Committee received the written disclosures and the letter from the Company's independent auditors required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and discussed with the auditors the firm's independence.

Based upon the review and discussions referred to in the preceding paragraph, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 28, 2002, for filing with the Securities and Exchange Commission.

This report is submitted by the following members of the Audit Committee at the end of 2002: Joan G. Buccino, Mark C. Hollis, E. Vane McClurg and Kelly E. Norton, Chairman.

RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

The firm of KPMG LLP was the Company's auditors during 2002. The Audit Committee will make its recommendation to the Board of Directors as to the Company's auditors for 2003 later this year.

Representatives of KPMG LLP will be present at the meeting with an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

The aggregate fees billed by the Company's independent auditors, KPMG LLP, for professional services rendered for the fiscal year ended December 28, 2002, were approximately $332,000 for audit fees, $17,000 for audit-related fees, $237,000 for tax fees and none for other fees. The Audit Committee has reviewed and discussed the fees paid to KPMG LLP during the last fiscal year for audit and non-audit services and has determined that the provision of the non-audit services are compatible with the firm's independence.

PERFORMANCE GRAPHS

The following performance graph sets forth the Company's cumulative total stockholder return during the five years ended December 28, 2002, with the cumulative total return on the S&P 500 Index and a custom Peer Group Index including companies in the same line of business (supermarket retail companies)(1). The Peer Group Index is weighted based on the various companies' market capitalization. The comparison assumes $100 was invested at the end of 1997 in the Company's common stock and in each of the related indices and assumes reinvestment of dividends.

The Company's common stock is valued as of the end of each fiscal quarter. After the end of a quarter, however, shares continue to be traded at the prior valuation until the new valuation is received. The cumulative total return for the companies represented in the S&P 500 Index and the custom Peer Group Index is based on those companies' calendar year end trading price. Therefore, the Company has provided a performance graph based on the Company's fiscal year end valuation (rather than the trading price at fiscal year end, representing the appraised value as of the prior fiscal quarter). For comparative purposes, additional information is provided based on the fiscal year end trading price of the Company's shares.

COMPARISON OF FIVE-YEAR CUMULATIVE RETURN BASED UPON YEAR END VALUATION


              1997        1998        1999       2000        2001        2002
            ------------------------------------------------------------------

PUBLIX      $100.00      152.09      147.88     159.50      136.43      129.07
S&P 500      100.00      128.58      155.63     141.46      126.97       97.32
PEER GROUP   100.00      154.64       95.62     122.87      100.14       63.38



COMPARISON OF FIVE-YEAR CUMULATIVE RETURN BASED UPON YEAR END TRADING PRICE


              1997        1998        1999       2000        2001        2002
            ------------------------------------------------------------------

PUBLIX      $100.00      177.36      193.41     205.49      180.44      164.06
S&P 500      100.00      128.58      155.63     141.46      126.97       97.32
PEER GROUP   100.00      154.64       95.62     122.87      100.14       63.38


(1) Companies included in the peer group are: A&P, Albertson's, American Stores (acquired by Albertson's in June 1999), Brunos (included through December 1999, no longer publicly traded), Delhaize America (formerly Food Lion, included through December 2000, became a part of the Delhaize Group in April 2001), Hannaford Bros. (acquired by Delhaize America in July 2000), Kroger, Safeway, Weis Markets and Winn-Dixie. Peer group companies that have been acquired are included in the performance graphs for all full years prior to their acquisition.

PROPOSALS OF STOCKHOLDERS

Proposals of stockholders intended to be presented at the 2004 Annual Meeting of Stockholders must be received at the Company's corporate office prior to December 11, 2003, for consideration for inclusion in the Proxy Statement relating to that meeting.

OTHER MATTERS THAT MAY COME BEFORE THE MEETING

At the date of this Proxy Statement, the Board of Directors knows of no matter other than the matters described herein that will be presented for consideration at the meeting. However, if any other business shall properly come before the meeting, all proxies signed and returned by stockholders will be voted in accordance with the best judgment of the persons voting the proxies.

By order of the Board of Directors:

/s/ John A. Attaway, Jr.
------------------------
John A. Attaway, Jr.
Secretary



Dated: March 4, 2003


The Company will provide, free of charge, a copy of its annual report to the Securities and Exchange Commission, Form 10-K, for the fiscal year ended December 28, 2002, upon the written request of any stockholder of record or beneficial owner as of March 4, 2003. Requests for such reports should be directed to John A. Attaway, Jr., Secretary, Publix Super Markets, Inc., P.O. Box 407, Lakeland, Florida 33802. The above report may also be obtained electronically, free of charge, through the Company's website. The Company's website address is http://www.publix.com/stock.
                   ---------------------------

Your choices are:

o To vote on the issues described on the front of this card,
o To withhold authority to vote your shares.

Once you have made your voting decision on the proxy card:

o Sign and date the card,
o Tear off along perforated line,
o Return in the envelope provided.

Please keep in mind that if we do not receive your voting instructions by May 13, the shares represented by this proxy card will not be voted.






                           PUBLIX SUPER MARKETS, INC.
              PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR THE
          ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 13, 2003



The undersigned hereby appoints Howard M. Jenkins, Charles H. Jenkins, Jr. and William E. Crenshaw or any of them, as proxies with full power of substitution, to vote all shares of common stock of Publix Super Markets, Inc., which the undersigned is entitled to vote at the 2003 Annual Meeting of Stockholders, and at any adjournments thereof, on the following matters:

     1. Election of Directors - Carol Jenkins Barnett, Hoyt R. Barnett, Joan G. Buccino, William E. Crenshaw, Mark C. Hollis, Sherrill W. Hudson, Charles H. Jenkins, Jr., Howard M. Jenkins, Tina P. Johnson, E. Vane McClurg and Kelly E. Norton.

        [ ] FOR all nominees listed above (except as to those nominees whose names have been crossed out)

        [ ] AUTHORITY WITHHELD

     2. Other Matters - Unless a line is stricken through this sentence, the proxies named above may, in their discretion, vote the shares represented by this proxy card upon such other matters as may properly come before the Annual Meeting.

The shares represented by this proxy card will be voted only if this proxy card is properly executed and timely returned. In that event, such shares will be voted as specified. If no specification is made, the shares will be voted in favor of items 1 and 2.

The undersigned acknowledges receipt of (1) the Company's 2002 Annual Report to Stockholders and (2) the Company's Notice of Annual Meeting of Stockholders and Proxy Statement dated March 4, 2003, relating to the Annual Meeting. The undersigned revokes any proxy previously given for the shares represented by this proxy.

-------------   ---------------------------------   ----------------------------
Date            Signature                           Signature if held jointly

[ ] If you received an annual report for this account and request not to, please mark an (x) in this box. Stockholders with multiple accounts, please leave one proxy card unmarked.

[ ]  I will attend the meeting.

Note: Your signature should appear as your name appears hereon. For shares held in joint names, each joint owner should sign. If signing as attorney, executor, administrator, trustee, guardian or other representative capacity, please give full title as such.


Please mark, sign, date and promptly return this proxy card using the enclosed envelope.

Proxy Cards must be received by May 13, 2003.

Your vote is very important to us.

              TO THE PARTICIPANTS OF PUBLIX SUPER MARKETS, INC.
                      EMPLOYEE STOCK OWNERSHIP PLAN (ESOP)



Dear ESOP Participant:

The Publix Super Markets, Inc. Annual Meeting of Stockholders is being held on May 13 this year. At the meeting, the Trustee of the ESOP, Hoyt R. Barnett, or his designee, will vote the shares allocated to your ESOP account according to your instructions. You may indicate your instructions on the last page of this booklet, which is the 2003 Notice of Annual Meeting of Stockholders and Proxy Statement.


Your choices are:

o To vote on the issues described on the last page of this booklet,
o To withhold authority to vote your shares.

Once you have made your voting decision on the proxy card:

o Sign and date the card,
o Tear off along perforated line,
o Fold and return through the unmetered mail system. If you did not receive this booklet at a Publix location, please return the card in the envelope provided.

Please keep in mind that if you indicate "authority withheld" on the last page of this booklet, the Trustee will not exercise any voting rights for your ESOP shares. If your voting instructions are not received by May 13, the Trustee will vote your ESOP shares at his discretion.


Thank you,

Plan Administrator
Publix Super Markets, Inc.

Dated: March 4, 2003


Proxy cards must be received by May 13, 2003.

Your vote is very important to us.

Voting card is on the last page of this booklet.

                           PUBLIX SUPER MARKETS, INC.
                         REQUEST FOR VOTING INSTRUCTIONS
                             IN CONNECTION WITH THE
                         ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 13, 2003



The undersigned, a participant or beneficiary in the Publix Super Markets, Inc. Employee Stock Ownership Plan (the "ESOP"), with respect to all shares of common stock of Publix Super Markets, Inc. (the "Company") allocated to the ESOP account of the undersigned, the voting rights of which are accorded to the undersigned under the ESOP (the "Account Shares"), requests and instructs Hoyt
R. Barnett, Trustee, or the Trustee's designee, to attend the Annual Meeting of Stockholders of the Company to be held on May 13, 2003, and any adjournments thereof, and to vote all the Account Shares which are entitled to vote at the Annual Meeting, in any manner and with the same effect as if the undersigned were the record owner of the Account Shares. The undersigned authorizes and instructs the Trustee or his designee to vote as follows:

    1. Election of Directors - Carol Jenkins Barnett, Hoyt R. Barnett, Joan G. Buccino, William E. Crenshaw, Mark C. Hollis, Sherrill W. Hudson, Charles
       H. Jenkins, Jr., Howard M. Jenkins, Tina P. Johnson, E. Vane McClurg and Kelly E. Norton.

       [ ] FOR all nominees listed above (except as to those nominees whose names have been crossed out)

       [ ] AUTHORITY WITHHELD

    2. Other Matters - Unless a line is stricken through this sentence, the Trustee (or the Trustee's designee) is directed in such person's discretion to vote the Account Shares upon such other matters as may properly come before the Annual Meeting.

The Account Shares will be voted as directed above if this proxy card is properly executed and timely returned. If no specification is made, or this proxy card is not returned, the shares will be voted at the Trustee's discretion.

The undersigned acknowledges receipt of (1) the Company's 2002 Annual Report to Stockholders and (2) the Company's Notice of Annual Meeting of Stockholders and Proxy Statement dated March 4, 2003, relating to the Annual Meeting. The undersigned revokes any proxy previously given for the Account Shares.



------------------   -------------------------------------------
Date                 Signature

Note: Your signature should appear as your name appears on the reverse side. If signing as attorney, executor, administrator, trustee, guardian or other representative capacity, please give full title as such.

       [ ] I will attend the meeting.


Promptly mark, sign, date, remove card from booklet, fold and return either through the unmetered mail system or in the enclosed envelope.



Return to:
Retirement Department
Publix Corporate Office
Lakeland